AMENDMENT NO. 2
TO THE
HAMILTON LANE INCORPORATED
EMPLOYEE SHARE PURCHASE PLAN

         WHEREAS, Hamilton Lane Incorporated, a Delaware corporation (the “Company”) maintains the Hamilton Lane Incorporated Employee Share Purchase Plan, as amended (the “Plan”); and

        WHEREAS, the Company desires to amend the Plan to adjust the date of calculation of certain formulas under the Plan;

        NOW, THEREFORE, BE IT RESOLVED, that, effective with respect to the offering period commencing on April 1, 2023 and each subsequent offering period thereafter, the Plan be, and it hereby is, amended as follows:

1.Section 3(b) is amended to change the references to “Offering Date” in subsections (ii) and (iii) to “Purchase Date”.

2.The other provisions, terms and conditions of the Plan are and will remain unchanged and in full force and effect.

IN WITNESS WHEREOF, this Amendment has been duly adopted by the Company’s Compensation Committee as of February 23, 2023.

HAMILTON LANE INCORPORATED

By:	/s/ Lydia A. Gavalis
Name: Lydia A. Gavalis
Title: General Counsel and Secretary